SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 19, 2007
FIDELITY SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305

(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
          On July 19, 2007, Fidelity Southern Corporation (“Fidelity”) issued a press release announcing its results of operations and financial condition for the quarter ended June 30, 2007. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
          In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued on July 19, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ B. Rodrick Marlow

B. Rodrick Marlow
Chief Financial Officer

July 23, 2007